Derivative financial instruments	9 Months Ended
Sep. 30, 2011
Derivative financial instruments [Abstract]
Derivative financial instruments
Note 7: Derivative financial instruments

We have entered into interest rate swaps to hedge against changes in the fair value of a portion of our long-term debt. We entered into these swaps, which we designated as fair value hedges, to achieve a targeted mix of fixed and variable rate debt, where we receive a fixed rate and pay a variable rate based on the London Interbank Offered Rate (LIBOR). Changes in the fair value of the interest rate swaps and the related long-term debt are included in interest expense in the consolidated statements of income. When the change in the fair value of the interest rate swaps and the hedged debt are not equal (i.e., hedge ineffectiveness), the difference in the changes in fair value affects the reported amount of interest expense in our consolidated statements of income. Information regarding hedge ineffectiveness in each period is presented in Note 8. The fair value of the interest rate swaps is included in other non-current assets on the consolidated balance sheets. Information regarding the interest rate swaps as of September 30, 2011 is as follows:

	Notional amount	Fair value of interest rate swaps	Increase in debt due to fair value adjustment
Fair value hedge related to long-term debt due in 2012	$84,847	$1,719	$1,114
Fair value hedge related to long-term debt due in 2014	198,000	3,781	3,366
Total fair value hedges	$282,847	$5,500	$4,480

    Information regarding the interest rate swaps as of December 31, 2010 is as follows:

	Notional amount	Fair value of interest rate swaps	Increase in debt due to fair value adjustment
Fair value hedge related to long-term debt due in 2012	$210,000	$5,456	$4,879

During the first quarter of 2011, we retired $195,463 of our bonds due in 2012 (see Note 12). In conjunction with this debt retirement, a portion of the interest rate swaps was settled and we received cash payments of $2,548. We classify the cash flows from derivative instruments that have been designated as fair value or cash flow hedges in the same category as the cash flows from the items being hedged. As such, the cash received upon settlement of a portion of the interest rate swaps is included in net cash provided by operating activities of continuing operations on the consolidated statement of cash flows for the nine months ended September 30, 2011. Interest rate swaps remaining after the settlement were redesignated as fair value hedges during March 2011.

In conjunction with the debt retirement during the quarter ended March 31, 2011, we recognized $3,094 of the fair value adjustment to the hedged debt, decreasing the loss on early debt extinguishment. The $1,356 remaining fair value adjustment to the hedged debt as of the date hedge accounting was discontinued is being recorded as a decrease to interest expense over the term of the remaining debt.

See Note 8 for further information regarding the fair value of these instruments.